                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         December 13, 2000
                                                  ------------------------------

                         Leggett & Platt, Incorporated
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Missouri                   1-7845                       44-0324630
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

         No. 1 Leggett Road, Carthage, MO                64836
--------------------------------------------------------------------------------
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (417) 358-8131
                                                    ----------------------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5. OTHER EVENTS

     The Company issued a press release today, December 13, 2000, selected portions of which follow:

     The Company announced that fourth quarter sales and earnings will be below management's earlier expectations. Including benefits from acquisitions, sales for the quarter should be approximately $1 billion, which equates to growth of about 4% versus last year's fourth quarter. Same location sales are likely to be down about 5%, as demand is weakening in most of the markets the Company serves. The Company's management expects soft market conditions to continue through the first half of 2001.

     Profit margins are being impacted by production cutbacks and lower plant utilization in all business segments. Fourth quarter earnings are expected to be 21 to 26 cents per diluted share, down from 37 cents in 1999. Prior to this announcement, analysts' estimates of fourth quarter earnings were 31 to 35 cents, and the consensus was 33 cents.

     The Company's reduced expectations still result in record full year sales of approximately $4.3 billion, an increase of 13% versus the prior year. This year's expected earnings of $1.31 to $1.36 per diluted share, though down 6-10%, will be second only to the record of $1.45 achieved in 1999.

     The Company's management will host a conference call to discuss these developments at 8:00 a.m. Central (9:00 a.m. Eastern) on Thursday, December
     14. The discussion can be accessed (live or replay) from the Investor Relations portion of Leggett's website at www.leggett.com, or at www.streetfusion.com. Fourth quarter results will be released on January 31, with a conference call on February 1.

     This report includes "forward-looking" statements that involve uncertainties and risks. Actual results could differ materially from the Company's expectations, and the Company undertakes no obligation to update or revise these forward-looking statements. Factors that could cause such differences include the Company's ability to improve operations and realize cost savings, competitive and general economic conditions, future growth of acquired companies, and other risks described in the Company's Annual Report on Form 10-K.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Leggett & Platt, Incorporated
                                            ----------------------------------
                                                       (Registrant)

Date  December 13, 2000                     /s/ Michael A. Glauber
      --------------------                  -----------------------------------
                                            Senior Vice President, Finance &
                                             Administration
                                                       (Signature)